UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2019
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 West Legacy Center Way, Suite 500 Midvale, Utah 84047
(Address of principal executive offices; Zip Code)

(801) 263-0699
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This amendment (this “Amendment”) is being filed by ZAGG Inc, a Delaware corporation (the “Company”), to amend the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 21, 2019 (the “Original Form 8-K”). The Original Form 8-K was filed by the Company with the SEC to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders, which was held on June 20, 2019 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision regarding how frequently the Company will conduct future stockholder advisory votes to approve the compensation of the Company’s named executive officers. Except as set forth in this Amendment, no other changes have been made to the Original Form 8-K and this Amendment should be read in conjunction with the Original Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(d) As previously reported in the Original Form 8-K, at the Annual Meeting, the Company’s stockholders approved, on a non-binding advisory basis and in accordance with the recommendation of the Company’s board of directors, one year as the frequency with which the Company will hold a non-binding advisory vote to approve the compensation to be paid by the Company to its named executive officers in accordance with SEC rules and regulations. After consideration of these results, the Company’s board of directors determined, at a meeting held July 26, 2019, that the Company will conduct future stockholder advisory votes regarding compensation awarded to its named executive officers on an annual basis until the next advisory shareholder vote on the frequency of these advisory votes is held, which is currently required to be held at least once every six years.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: July 30, 2019	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial officer)